UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 15, 2011
GATX Corporation
(Exact name of registrant as specified in its charter)

New York	1-2328	36-1124040
(State or other jurisdiction of	(Commission File)	(IRS Employer
incorporation)	Number)	Identification No.)
222 West Adams Street
Chicago, Illinois 60606-5314
(Address of principal executive offices, including zip code)
(312) 621-6200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry Into A Material Definitive Agreement
     GATX Corporation (“GATX”) entered into an Underwriting Agreement (the “Underwriting Agreement”), with Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters listed therein (collectively, the “Underwriters”), dated September 15, 2011, pursuant to which GATX agreed to sell and the Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, $100,000,000 aggregate principal amount of 3.500% Senior Notes due 2016 (the “New 2016 Notes”) and $50,000,000 aggregate principal amount of 4.850% Senior Notes due 2021 (the “New 2021 Notes” and together with the New 2016 Notes, the “Notes”), as described in the prospectus supplement dated September 15, 2011 filed pursuant to GATX’s shelf registration statement on Form S-3, Registration No. 333-168879 (the “Registration Statement”).
     The New 2016 Notes constitute a further issuance of the 3.500% Senior Notes due 2016, of which $250,000,000 principal amount was issued on November 19, 2010 (the “Existing 2016 Notes”). The New 2016 Notes will form a single series with the Existing 2016 Notes and will have the same terms other than the initial offering price. Immediately upon settlement, the New 2016 Notes will have the same CUSIP number and will trade interchangeably with the Existing 2016 Notes.
     The New 2021 Notes constitute a further issuance of the 4.850% Senior Notes due 2021, of which $250,000,000 principal amount was issued on May 27, 2011 (the “Existing 2021 Notes”). The New 2021 Notes will form a single series with the Existing 2021 Notes and will have the same terms other than the initial offering price. Immediately upon settlement, the New 2021 Notes will have the same CUSIP number and will trade interchangeably with the Existing 2021 Notes.
     The Notes will be issued under the Indenture dated as of February 6, 2008 between GATX and U.S. Bank National Association as trustee, and officers’ certificates providing for the issuance of the Notes. The Underwriters are expected to deliver the Notes against payment on September 20, 2011.
     A copy of the underwriting agreement and other documents relating to this transaction are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.
ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     See Item 1.01
ITEM 9.01 Financial Statements and Exhibits
     (d) Exhibits.

1.1	Underwriting Agreement, dated September 15, 2011, between GATX and Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Mayer Brown LLP as to the validity of the securities being offered.

23.1	Consent of Mayer Brown LLP (contained in Exhibit 5.1 hereto).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATX CORPORATION (Registrant)

/s/ Robert C. Lyons

Robert C. Lyons
Senior Vice President, Chief Financial Officer
(Duly Authorized Officer)
Date: September 19, 2011